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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our Report dated January 26, 1998 included in the Form 10-K of VISX, Incorporated for the year ended December 31, 1997.


                                       /s/  ARTHUR ANDERSEN LLP
                                       -----------------------------------------
                                       ARTHUR ANDERSEN LLP

San Jose, California
May 15, 1998


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